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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 27, 2002


                              TERRA INDUSTRIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Maryland                      1-8520                     52-1145429
(State or other jurisdiction of (Commission File Number) (IRS Employer Identification No.)
        incorporation)

                                  Terra Centre
                        600 Fourth Street, P.O. Box 6000
                           Sioux City, Iowa 51102-6000
                                 (712) 277-1340
          (Address of Principal Executive Offices, including Zip Code)
              (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events.

     On June 27, 2002 Terra Industries Inc. amended its bank credit facility maturing on June 30, 2005. The credit facility amendment removes the required minimum level of earnings before interest, income taxes, depreciation, amortization and other non-cash items (EBITDA) as long as Terra's borrowing availability under the facility is $60 million or more. This amendment is contained in Exhibit 4.1 hereto, which is incorporated by reference herein.

     On June 27, 2002 Terra Industries Inc. issued the press release contained in Exhibit 99.1 hereto, which is incorporated by reference herein.

Item 7. Exhibits

     4.1 Amendment No. 1 to Credit Agreement dated June 27, 2002 among Terra Capital, Inc., Terra Nitrogen (U.K.) Limited and Terra Nitrogen, Limited Partnership, certain guarantors, certain lenders, certain issuing banks and Citicorp USA, Inc.

     99.1 June 27, 2002 Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                TERRA INDUSTRIES INC.


                                /s/ Francis G. Meyer
                                -----------------------------------------
                                Francis G. Meyer
                                Senior Vice President and Chief Financial
                                Officer



Date: June 27, 2002